UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2022

Avita Medical, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39059	85-1021707
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28159 Avenue Stanford, Suite 220, Valencia, CA 91355	661.367.9170
(Address of principal executive offices, including Zip Code)	(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RCEL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

AVITA Medical, Inc. ( “Company”) held its 2022 Annual Meeting of Stockholders (“Annual Meeting”) virtually on December 12, 2022 (United States) (being December 13, 2022 in Australia). At the Annual Meeting, the total number of shares of common stock eligible to vote as of the record date, October 19, 2022 (Pacific Time), was 25,030,902 and, pursuant to the Company’s Amended and Restated Bylaws, majority shares were required to be present or represented at the Annual Meeting to constitute a quorum. The total number of shares of common stock present or represented at the Annual Meeting was 12,913,899, and a quorum therefore existed.

At the Annual Meeting:

1.

Election of Directors. All five directors named in the Company’s Proxy Statement for the Annual Meeting (“Proxy Statement”) were elected to serve on the Company’s Board of Directors with the following vote:

Name	Votes For	Votes Withheld	Non-Votes
Louis Panaccio (Chair)	9,299,761	1,685,226	1,928,912
James Corbett (Executive Director and CEO)	10,360,740	624,247	1,928,912
Jeremy Curnock Cook (Director)	9,803,894	1,181,093	1,928,912
Professor Suzanne Crowe (Director)	9,216,541	1,768,446	1,928,912
Jan Stern Reed (Director)	9,926,444	1,058,543	1,928,912

2.

Appointment of Independent Auditors. The appointment of Grant Thornton LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2022, was ratified by a vote of (i) 12,430,789 in favor, (ii) 224,743 against, and (iii) 258,367 abstaining.

3.

Amendments to the Company’s Amended and Restated Bylaws: Shareholders did not approve amendments to the Company’s Certificate of Incorporation and Amended and Restated Bylaws to reduce the quorum requirement for stockholder meetings, on the terms and conditions set out in the Proxy Statement, by a vote of (i) 9,587,285 in favor, (ii) 956,344 against, and (iii) 441,358 abstaining. Proposal 3 was not carried as the number of votes required to approve the proposal was not reached.

4.

Issuance of Securities to Mr. Louis Panaccio: Shareholders approved the grant of restricted stock units to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$87,500 (at the time of the grant) and the grant of options to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$37,500 (at the time of the grant) to Mr. Louis Panaccio on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11, by a vote of (i) 7,637,405 in favor, (ii) 2,735,159 against, and (iii) 612,423 abstaining.

5.

Issuance of Securities to Professor Suzanne Crowe: Shareholders approved the grant of restricted stock units to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$87,500 (at the time of the grant) and the grant of options to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$37,500 (at the time of the grant) to Professor Suzanne Crowe on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11, by a vote of (i) 7,656,800 in favor, (ii) 2,666,551 against, and (iii) 661,636 abstaining.

6.

Issuance of Securities to Mr. Jeremy Curnock Cook: Shareholders approved the grant of restricted stock units to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$87,500 (at the time of the grant) and the grant of options to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$37,500 (at the time of the grant) to Mr. Jeremy Curnock Cook on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11, by a vote of (i) 7,612,792 in favor, (ii) 2,745,543 against, and (iii) 626,652 abstaining.

7.

Issuance of Securities to Ms. Jan Stern Reed: Shareholders approved the grant of restricted stock units to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$87,500 (at the time of the grant) and the grant of options to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$37,500 (at the time of the grant) to Ms. Jan Stern Reed on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11, by a vote of (i) 7,657,643 in favor, (ii) 2,674,563 against, and (iii) 652,781 abstaining.

8.

Issuance of Securities to Mr. James Corbett: Shareholders approved the grant of options to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$1,000,000 (at the time of the grant) to Mr. James Corbett on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11, by a vote of (i) 8,476,617 in favor, (ii) 1,869,887 against, and (iii) 638,483 abstaining.

9.

Advisory Vote to Approve Compensation of Named Executive Officers: Shareholders voted in favor of the non-binding advisory vote to approve the compensation of the Company’s named executive officers, by a vote of (i) 7,832,181 in favor, (ii) 2,381,954 against, and (iii) 770,852 abstaining.

Item 7.01	Reg Fd Disclosure; Item 8.01 Other Events

At the Annual Meeting, the Company presented a slide deck containing certain information attached hereto as Exhibit 99.1. Following the Annual Meeting, the Company issued a press release announcing the voting results with respect to each of the proposals presented to stockholders at the Annual Meeting. A copy of the Company’s press release is included as Exhibit 99.2.

The information under Item 5.07, Item 7.01, Item 8.01, and in Item 9.01 below is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Annual Meeting Presentation.

99.2	AVITA Medical Announces Results of 2022 Annual Meeting of Stockholders.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2022

AVITA MEDICAL, INC.

By:	/s/ Donna Shiroma
Name:	Donna Shiroma
Title:	General Counsel